UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K/A
__________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2019
__________________________________________
Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On February 21, 2019, Casella Waste Systems, Inc. (the “Company”) issued a press release (the “Initial Press Release”) announcing its financial results for the fourth quarter and fiscal year ended December 31, 2018.
On February 21, 2019, the Company issued a press release (the "Corrected Press Release"), which reflects the following corrections to the Initial Press Release: the anticipated spend for landfill closure, site improvement and remediation expenditures for fiscal year 2019 has been updated to $12.5 million, rather than $13.5 million as originally stated, where appearing in both the seventh bullet of the "2019 Outlook" section's second list as well as the table showing the reconciliation of the Company's anticipated Free Cash Flow and anticipated Normalized Free Cash Flow from anticipated Net cash provided by operating activities. In that same table, the Normalized Free Cash Flow has been correspondingly updated to $51 million - $55 million, from $52 million - $56 million as originally stated. Also, the second column header of the Consolidated Net Leverage Ratio table has been changed to "Covenant Requirement at December 31, 2018", rather than "Fiscal Year Ended December 31, 2018" as originally stated. The Corrected Press Release replaces the Initial Press Release.
The full text of the Corrected Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Correcting and Replacing Press Release of Casella Waste Systems, Inc. dated February 21, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: February 22, 2019	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer

3